Supplement Dated January 12, 2012 to your Prospectus Dated November 14, 2011

Additional disclosure is are made to the State Variations in Section 8.b:

California – Covered Life changes other than Spousal Continuation are not permissible while either the Return of Premium V, Maximum Anniversary Value V, Future6 DB, Future5 or 1Future6 riders are in effect.

Delaware – The maximum fee for Maximum Anniversary Value V rider is 1.25%.

Tennessee - The limit on Living Benefits and Death Benefits imposed when contracts are aggregated does not apply.

Washington – No Premium Taxes apply.

This Supplement Should Be Retained For Future Reference.

HV-8125